UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2023

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Eagle Materials Inc. (the “Company”) held its Annual Meeting of Stockholders on August 3, 2023. At the Annual Meeting, Margot L. Carter, Michael R. Nicolais, Mary P. Ricciardello and Richard R. Stewart were elected to the Board of Directors by the holders of the Company’s Common Stock, par value $0.01 per share, to serve until the 2026 Annual Meeting of Stockholders. The Company’s stockholders also (i) approved an advisory resolution regarding the compensation of the Company’s named executive officers; (ii) recommended, by advisory vote, that future advisory votes on the compensation of the Company’s named executive officers be held every one year; (iii) approved the Eagle Materials Inc. 2023 Equity Incentive Plan; and (iv) approved the expected appointment by the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2024.

Voting results for the director nominees and the other proposals are summarized below:

Election of Class II Directors

	Number of Shares of Common Stock
Director Nominee	For	Against	Abstain	Broker Non-Votes
Margot L. Carter	25,251,180	6,589,875	10,285	1,727,614
Michael R. Nicolais	26,592,957	5,247,870	10,513	1,727,614
Mary P. Ricciardello	29,858,409	1,982,647	10,284	1,727,614
Richard R. Stewart	30,906,610	934,202	10,528	1,727,614

Approval of an advisory resolution regarding the compensation of the Company’s named executive officers

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
28,741,241	3,085,902	24,197	1,727,614

Recommendation, by advisory vote, regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers

Number of Shares of Common Stock
3 Years	2 Years	1 Year	Abstain
1,444,694	189,528	29,803,763	171,744

On August 3, 2023, after considering the results of the stockholder advisory vote and other factors, the Company’s Board of Directors determined that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Approval of Eagle Materials Inc. 2023 Equity Incentive Plan

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
29,514,278	2,319,158	17,904	1,727,614

Approval of Ernst & Young LLP as the Independent Auditors

Number of Shares of Common Stock
For	Against	Abstain	Broker Non-Votes
32,793,388	758,551	27,015	0

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby Matt Newby Executive Vice President, General Counsel and Secretary

Date: August 7, 2023